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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             -----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)
                               September 3, 2002


                          HCC INSURANCE HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

  STATE OR OTHER               COMMISSION                IRS EMPLOYER
   JURISDICTION               FILE NUMBER:              IDENTIFICATION
 OF INCORPORATION:                                          NUMBER:

     DELAWARE                    0-20766                  76-0336636


                             13403 NORTHWEST FREEWAY
                            HOUSTON, TEXAS 77040-6094
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (713) 690-7300


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ITEM 5. OTHER EVENTS

      Holders of $49,000 in value of the HCC Insurance Holdings, Inc. ("HCC") 2.00% Convertible Notes due 2021 (the "Notes") had tendered their Notes to HCC for repurchase on September 1, 2002 as permitted under the terms of the Indenture and First Supplement Indenture between Wachovia Bank, National Association and HCC. HCC previously provided notice on August 5, 2002 that it would pay the purchase price of any tendered Notes in cash. HCC repurchased the tendered amount of Notes for cash on September 3, 2002.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 4, 2002              HCC INSURANCE HOLDINGS, INC.


                                       By: /s/ Christopher L. Martin
                                       --------------------------------
                                           Christopher L. Martin
                                           Executive Vice President and
                                           General Counsel